UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22392

Cohen & Steers Preferred Securities and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2020. The total returns for Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2020
Cohen & Steers Preferred Securities and Income Fund:
Class A	–3.86%
Class C	–4.13%
Class F	–3.62%
Class I	–3.64%
Class R	–3.87%
Class Z	–3.62%
ICE BofA Fixed Rate Preferred Securities Index[a]	–2.49%
Blended Benchmark—60% ICE BofA US IG Institutional Capital Securities Index/20% ICE BofA Core Fixed Rate Preferred Securities Index/20% Bloomberg Barclays Developed Market USD Contingent Capital Index[a]	–1.13%
S&P 500 Index[a]	–3.08%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 3.75% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent

[a]

The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Barclays Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Returns for preferred securities were modestly negative for the six-months ending June 30, 2020, in what was a volatile period for credit and equity markets. Preferreds and other credit-sensitive fixed income segments initially rose on signs of accelerating growth and an easing of trade tensions between the U.S. and China. However, the economic shock from efforts to combat COVID-19 drove credit spreads sharply wider in February and March, resulting in steep losses for preferreds and other credit securities. Equity markets registered double-digit declines.

As the pandemic spread beyond China’s borders into communities around the world, markets reacted powerfully to stay-at-home orders that forced many businesses to close. In the U.S., mass layoffs led to unemployment levels not seen since the Great Depression nearly a century ago. Global financial markets broadly retreated on the uncertain outlook and worries that, without sufficient fiscal and monetary policy actions, the halt to economic activity could lead to a liquidity-driven credit crisis.

Markets began a strong rebound in late March in response to highly supportive fiscal and monetary measures introduced by governments and central banks around the globe at a pace and size that eclipsed programs initiated following the financial crisis. Investors grew more optimistic as countries began to relax stay-at-home orders and as economic indicators began to improve. Credit spreads narrowed significantly, and low rates further supported spreads via keen investor interest in income securities. However, except for the highest quality issues, positive returns in the second quarter were not enough to overcome declines in the first quarter.

The recovery in credit markets was fueled in part by the Federal Reserve and European Central Bank buying bonds—including corporates—which provided liquidity to the market and helped to remove tail-risk for investors. The programs helped to renew investor confidence and sparked a wave of new debt issuance, allowing companies to repair balance sheets by refinancing debt at low rates.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Fund Performance

The Fund had a negative total return in the period and underperformed its blended benchmark.

At the worst point in March, markets appeared to be pricing in a banking crisis, and banking preferreds declined nearly as much as bank common equities. Those concerns occurred despite banks having exercised much stricter lending standards since the 2008 global financial crisis, and with bank capital approximately three times greater than a decade ago. Since 2008, banks have been required to maintain more capital protection for risky assets, which has changed business models, generally reducing capital market risks and making earnings more stable. The Fund’s security selection in the banking sector detracted from relative performance. This included out-of-index allocations to certain contingent capital securities from European banks that underperformed in part due to concerns the issuers could be forced to suspend preferred distributions. But despite substantial increases in banks’ loan-loss provisions this year, most banks remained profitable in the first quarter, and regulatory capital ratios remained well above required minimums. Also, while EU bank regulators recommended that banks not pay common dividends or buy back stock, they repeatedly stated that preferred payments should be treated differently than common equity dividends.

The insurance sector, another large issuer of preferreds, proved to be largely buffered from the economic fallout from the pandemic. For instance, property & casualty insurance policies typically include virus exclusion clauses. The portfolio’s security selection in the insurance sector detracted from relative performance, due in part to our avoidance of certain very high-quality securities from Japan-based companies that outperformed.

Returns for issues from utilities were slightly negative. While companies experienced reduced sales from commercial and industrial customers during the shutdown, these were partially recouped from increased residential usage amid work-from-home policies. The portfolio’s security selection in the utility sector detracted from relative performance.

Pipeline preferreds underperformed amid a sharp decline in oil prices resulting from a price war among oil exporters and substantially reduced energy demand due to travel restrictions. The twin shocks raised concerns about midstream asset throughput volumes, cash flows and contract counterparty risk. Those concerns largely abated as prices for crude oil rebounded as the Organization of the Petroleum Exporting Countries and its partners agreed to historic production cuts and as energy demand picked up as economies reopened. The portfolio’s security selection in the pipeline sector hindered relative performance.

Impact of Derivatives on Fund Performance

The Fund used “swaptions,” which are options to enter into fixed-payer swaps with the intention of managing interest-rate risk. The swaptions did not have a material effect on the Fund’s total return during the six-month period ended June 30, 2020. The Fund also used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards contributed materially to the Fund’s total return for the six-month period ended June 30, 2020.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2020

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–1.74%[a]	0.44%[b]	—	—	—	—
1 Year (without sales charge)	2.09%	1.44%	2.52%	2.46%	2.01%	2.52%
5 Years (with sales charge)	4.33%[a]	4.45%	—	—	—	—
5 Years (without sales charge)	5.13%	4.45%	—	5.46%	4.96%	5.52%
10 Years (with sales charge)	7.42%[a]	7.14%	—	—	—	—
10 Years (without sales charge)	7.83%	7.14%	—	8.19%	—	—
Since Inception[c] (with sales charge)	7.05%[a]	6.75%	—	—	—	—
Since Inception[c] (without sales charge)	7.45%	6.75%	4.67%	7.81%	5.06%	5.60%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2020 prospectus were as follows: Class A—1.15% and 1.15%; Class C—1.80% and 1.80%; Class F—0.80% and 0.80%; Class I—0.86% and 0.86%; Class R—1.30% and 1.30%; and Class Z—0.80% and 0.80%. The investment advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2022, so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 3.75% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception date of May 3, 2010 for Class A, C and I shares, April 3, 2017 for Class F shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2020—June 30, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period[a] January 1, 2020— June 30, 2020
Class A
Actual (–3.86% return)	$1,000.00	$961.40	$5.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.19	$5.72

Class C
Actual (–4.13% return)	$1,000.00	$958.70	$8.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.96	$8.97

Class F
Actual (–3.62% return)	$1,000.00	$963.80	$3.86
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.93	$3.97

Class I
Actual (–3.64% return)	$1,000.00	$963.60	$4.15
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.64	$4.27

Class R
Actual (–3.87% return)	$1,000.00	$961.30	$6.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.47

Class Z
Actual (–3.62% return)	$1,000.00	$963.80	$3.86
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.93	$3.97

[a]

Expenses are equal to the Fund’s Class A, Class C, Class F, Class I, Class R and Class Z annualized net expense ratios of 1.14%, 1.79%, 0.79%, 0.85%, 1.29% and 0.79%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

June 30, 2020

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	$125,390,016	1.4
Charles Schwab Corp./The, 5.375%, Series G	113,623,640	1.3
Prudential Financial, Inc., 5.625%, due 6/15/43	103,978,218	1.2
Credit Suisse Group AG, 7.50%, 144A (Switzerland)	102,506,093	1.2
Bank of America Corp., 5.875%, Series FF	100,795,525	1.1
Southern Co./The, 4.95%, due 1/30/80, Series 2020A	100,023,500	1.1
MetLife, Inc., 9.25%, due 4/8/68, 144A	99,299,060	1.1
JPMorgan Chase & Co., 6.75%, Series S	89,953,155	1.0
BP Capital Markets PLC, 4.875% (United Kingdom)	89,367,075	1.0
Transcanada Trust, 5.50%, due 9/15/79 (Canada)	88,852,865	1.0

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

		Shares	Value

PREFERRED SECURITIES—$25 PAR VALUE	19.8%
BANKS	6.6%
Bank of America Corp., 6.20%, Series CCa		320,000	$8,192,000
Bank of America Corp., 6.00%, Series GGa		2,137,224	58,239,354
Bank of America Corp., 5.875%, Series HHa		1,220,812	32,107,356
Bank of America Corp., 5.375%, Series KKa		319,175	8,202,798
Capital One Financial Corp., 4.80%, Series Ja		466,117	9,769,812
Citigroup Capital XIII, 7.13% (3 Month US LIBOR + 6.37%), due 10/30/40, (FRN)[b]		200,000	5,300,000
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series Da,c		213,800	5,385,622
First Republic Bank/CA, 4.70%, Series Ja		548,030	13,366,452
GMAC Capital Trust I, 6.177% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[b]		1,972,675	44,227,373
Huntington Bancshares, Inc., 6.25%, Series Da		590,901	14,802,070
JPMorgan Chase & Co., 6.10%, Series AAa		1,035,083	26,301,459
JPMorgan Chase & Co., 6.15%, Series BBa		681,398	17,314,323
JPMorgan Chase & Co., 5.75%, Series DDa		500,000	13,210,000
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Aa,c		666,613	16,178,698
PNC Financial Services Group, Inc., 6.125% to 5/1/22, Series Pa,c		374,796	9,857,135
Regions Financial Corp., 6.375% to 9/15/24, Series Ba,c		246,258	6,117,049
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,c		1,848,624	45,605,554
Synovus Financial Corp., 5.875% to 7/1/24, Series Ea,c		694,553	15,106,528
Truist Financial Corp., 5.25%, Series Oa		744,901	19,427,018
Wells Fargo & Co., 5.20%[a]		1,059,405	26,357,996
Wells Fargo & Co., 5.25%, Series Pa		217,463	5,399,606
Wells Fargo & Co., 5.85% to 9/15/23, Series Qa,c		678,793	16,806,915
Wells Fargo & Co., 6.00%, Series Va		1,180,551	30,068,634
Wells Fargo & Co., 5.70%, Series Wa		849,421	21,558,305
Wells Fargo & Co., 5.50%, Series Xa		496,273	12,471,340
Wells Fargo & Co., 5.625%, Series Ya		523,652	13,279,815
Wells Fargo & Co., 4.75%, Series Za		3,594,838	83,544,035

			578,197,247

BANKS—FOREIGN	0.2%
HSBC Holdings PLC, 6.20%, Series A (United Kingdom)[a]		654,905	16,667,332

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value

ELECTRIC	2.1%
CMS Energy Corp., 5.875%, due 3/1/79		1,621,599	$42,502,110
Duke Energy Corp., 5.75%, Series Aa		900,501	24,241,487
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73[c]		358,222	9,134,661
SCE Trust V, 5.45% to 3/15/26, Series Ka,c		254,670	5,577,273
SCE Trust VI, 5.00%[a]		47,121	1,039,960
Southern Co./The, 4.95%, due 1/30/80, Series 2020A		3,985,000	100,023,500

			182,518,991

ELECTRIC—FOREIGN	0.1%
Brookfield Renewable Partners LP, 5.25%, Series 17 (Canada)[a]		366,780	9,202,510

FINANCIAL	2.1%
DIVERSIFIED FINANCIAL SERVICES	0.5%
Apollo Global Management, Inc., 6.375%, Series Ba		597,996	15,392,417
KKR & Co., Inc., 6.75%, Series Aa		438,654	11,317,273
Synchrony Financial, 5.625%, Series Aa		1,096,195	23,425,687

		50,135,377

INVESTMENT ADVISORY SERVICES	0.1%
Ares Management Corp., 7.00%, Series Aa		331,521	8,400,742

INVESTMENT BANKER/BROKER	1.5%
Charles Schwab Corp./The, 5.95%, Series Da		467,438	12,097,296
Morgan Stanley, 7.125% to 10/15/23, Series Ea,c		276,363	7,334,674
Morgan Stanley, 6.875% to 1/15/24, Series Fa,c		1,166,380	31,002,380
Morgan Stanley, 6.375% to 10/15/24, Series Ia,c		2,129,349	55,214,020
Morgan Stanley, 5.85% to 4/15/27, Series Ka,c		919,911	23,678,509

		129,326,879

TOTAL FINANCIAL			187,862,998

INDUSTRIALS—CHEMICALS	0.5%
CHS, Inc., 7.10% to 3/31/24, Series 2[a,c]		804,024	19,401,099
CHS, Inc., 6.75% to 9/30/24, Series 3[a,c]		673,034	16,031,670
CHS, Inc., 7.50%, Series 4[a]		531,221	13,689,565

		49,122,334

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value

INSURANCE	4.0%
LIFE/HEALTH INSURANCE	1.5%
Athene Holding Ltd., 6.35% to 6/30/29, Series Aa,c		1,162,403	$28,339,385
Athene Holding Ltd., 5.625%, Series Ba		105,075	2,442,994
Athene Holding Ltd., 6.375% to 6/30/25, Series Ca,c		1,011,917	25,550,904
Equitable Holdings, Inc., 5.25%, Series Aa		1,019,645	23,370,264
MetLife, Inc., 5.625%, Series Ea		31,533	825,219
MetLife, Inc., 4.75%, Series Fa		1,174,500	28,857,465
Prudential Financial, Inc., 5.70%, due 3/15/53		125,093	3,156,096
Prudential Financial, Inc., 5.75%, due 12/15/52		62,138	1,567,120
Voya Financial, Inc., 5.35% to 9/15/29, Series Ba,c		643,873	15,710,501

			129,819,948

MULTI-LINE	1.0%
Allstate Corp./The, 5.10%, Series Ha		1,943,850	49,296,036
American International Group, Inc., 5.85%, Series Aa		225,784	5,804,906
Hanover Insurance Group, Inc./The, 6.35%, due 3/30/53		109,141	2,765,633
WR Berkley Corp., 5.10%, due 12/30/59		775,000	18,538,000
WR Berkley Corp., 5.75%, due 6/1/56		607,981	15,108,328

			91,512,903

MULTI-LINE—FOREIGN	0.8%
Aegon Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)		1,290,874	29,664,285
PartnerRe Ltd., 6.50%, Series G (Bermuda)[a]		844,136	21,483,261
PartnerRe Ltd., 5.875%, Series I (Bermuda)[a]		797,157	19,626,005

			70,773,551

PROPERTY CASUALTY—FOREIGN	0.3%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)[a,c]		1,040,000	25,188,800

REINSURANCE	0.4%
Arch Capital Group Ltd., 5.25%, Series Ea		500,194	11,984,648
Arch Capital Group Ltd., 5.45%, Series Fa		804,554	19,703,528

			31,688,176

TOTAL INSURANCE			348,983,378

INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
AT&T, Inc., 5.625%, due 8/1/67		28,697	761,331
AT&T, Inc., 4.75%, Series Ca		1,076,000	25,727,160

			26,488,491

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value

PIPELINES	0.7%
Energy Transfer Operating LP, 7.375% to 5/15/23, Series Ca,c		774,290	$14,874,111
Energy Transfer Operating LP, 7.625% to 8/15/23, Series Da,c		1,330,471	25,890,966
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Ea,c		925,935	19,037,223

			59,802,300

PIPELINES—FOREIGN	0.3%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[c]		971,350	23,603,805

REAL ESTATE	1.6%
HOTEL	0.1%
Summit Hotel Properties, Inc., 6.25%, Series Ea		80,000	1,432,800
Sunstone Hotel Investors, Inc., 6.95%, Series Ea		185,763	4,554,909

			5,987,709

NET LEASE	0.5%
VEREIT, Inc., 6.70%, Series Fa		1,876,101	46,940,047

OFFICE	0.4%
Brookfield Property Partners LP, 5.75%, Series Aa		1,225,318	20,291,266
Brookfield Property Partners LP, 6.375%, Series A2[a]		527,135	9,556,958

			29,848,224

RESIDENTIAL—SINGLE FAMILY	0.3%
American Homes 4 Rent, 6.50%, Series Da		586,918	14,937,063
American Homes 4 Rent, 6.35%, Series Ea		418,691	10,433,780

			25,370,843

SHOPPING CENTERS	0.2%
COMMUNITY CENTER	0.1%
SITE Centers Corp., 6.375%, Series Aa		518,799	11,595,158

REGIONAL MALL	0.1%
Taubman Centers, Inc., 6.25%, Series Ka		160,081	3,449,745
Taubman Centers, Inc., 6.50%, Series Ja		270,050	5,822,278

			9,272,023

TOTAL SHOPPING CENTERS			20,867,181

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value

SPECIALTY	0.1%
Digital Realty Trust, Inc., 6.35%, Series Ia		346,819	$8,708,625

TOTAL REAL ESTATE			137,722,629

UTILITIES	0.8%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N		1,016,627	27,215,105
NiSource, Inc., 6.50% to 3/15/24, Series Ba,c		781,041	20,158,668
Sempra Energy, 5.75%, due 7/1/79		737,039	18,846,088
Spire, Inc., 5.90%, Series Aa		340,560	8,844,343

			75,064,204

UTILITIES—FOREIGN	0.5%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[c]		588,872	15,457,890
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[c]		973,315	25,461,920

			40,919,810

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,787,951,576)			1,736,156,029

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	75.8%
AUTO—FOREIGN	0.0%
Volkswagen International Finance NV, 3.875% to 6/17/29 (Germany)[c,d]		$2,500,000	2,765,264

BANKS	18.0%
Bank of America Corp., 5.875% to 3/15/28, Series FFa,c		98,478,000	100,795,525
Bank of America Corp., 6.10% to 3/17/25, Series AAa,c		61,643,000	65,076,207
Bank of America Corp., 6.25% to 9/5/24, Series Xa,c		74,455,000	77,215,564
Bank of America Corp., 6.50% to 10/23/24, Series Za,c		52,921,000	56,978,046
Bank of America Corp., 8.05%, due 6/15/27, Series B		3,000,000	3,656,606
Bank of New York Mellon Corp./The, 4.70% to 9/20/25, Series Ga,c		36,484,000	38,034,570
Citigroup Capital III, 7.625%, due 12/1/36		4,800,000	6,591,098
Citigroup, Inc., 5.00% to 9/12/24, Series Ua,c		44,267,000	41,748,620
Citigroup, Inc., 5.90% to 2/15/23[a,c]		30,183,000	30,028,161
Citigroup, Inc., 5.95% to 1/30/23[a,c]		29,957,000	29,768,722

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

	Principal Amount		Value

Citigroup, Inc., 5.95% to 5/15/25, Series Pa,c	$70,574,000		$70,209,422
Citigroup, Inc., 6.125% to 11/15/20, Series Ra,c	6,000,000		5,911,171
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,c	59,531,000		63,204,360
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fa,c	22,760,000		23,129,850
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,c	11,019,000		10,247,670
CoBank ACB, 6.125%, Series Ga	175,200	†	17,651,400
CoBank ACB, 6.20% to 1/1/25, Series Ha,c	103,600	†	10,903,900
CoBank ACB, 6.25% to 10/1/22, Series Fa,c	351,150	†	36,212,344
CoBank ACB, 6.25% to 10/1/26, Series Ia,c	38,329,000		38,329,000
Comerica, Inc., 5.625% to 7/1/25[a,c]	23,369,000		23,773,284
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Ae	46,609,945		64,236,521
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,c,e	251,700	†	26,428,500
Farm Credit Bank of Texas, 10.00%, Series 1[a]	35,800	†	36,158,000
First Horizon Bank, 5.75%, due 5/1/30	10,000,000		10,549,200
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series Ra,c	13,065,000		12,489,547
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,c	25,880,000		26,845,792
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series Fa,c	9,743,000		10,098,619
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HHa,c	16,553,000		14,779,346
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFa,c	39,159,000		37,697,469
JPMorgan Chase & Co., 6.00% to 8/1/23, Series Ra,c	11,274,000		11,394,255
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,c	57,532,000		58,994,331
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ua,c	10,000,000		10,225,874
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,c	83,514,000		89,953,155
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series Oa,c	10,730,000		10,651,159
Regions Financial Corp., 5.75% to 6/15/25, Series Da,c	12,840,000		13,248,312
Truist Financial Corp., 4.80% to 9/01/24, Series Na,c	45,911,000		42,326,618
Truist Financial Corp., 4.95% to 9/1/25, Series Pa,c	67,835,000		69,530,875
Truist Financial Corp., 5.10% to 3/1/30, Series Qa,c	80,620,000		83,449,762
Truist Financial Corp., 5.125% to 12/15/27, Series Ma,c	42,982,000		41,514,661
Wachovia Capital Trust III, 5.57% (3 Month US LIBOR + 0.930%, Floor 5.57%) (FRN)[a,b]	40,954,000		40,721,381
Wells Fargo & Co., 7.95%, due 11/15/29, Series B	5,055,000		6,670,120

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value

Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,c		$42,669,000	$44,433,233
Wells Fargo & Co., 5.90% to 6/15/24, Series Sa,c		18,795,000	18,663,843
Wells Fargo & Co., 5.95%, due 12/1/86		44,288,000	53,417,844

			1,583,943,937

BANKS—FOREIGN	26.2%
Abanca Corp. Bancaria SA, 7.50% to 10/2/23 (Spain)[a,c,d,f]		8,600,000	8,818,064
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)[a,c,e,f]		19,530,000	21,682,499
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 (Spain)[a,c,f]		9,600,000	8,755,824
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[a,c,f]		46,200,000	44,872,739
Banco BPM SpA, 6.125% to 1/21/25 (Italy)[a,c,d,f]		13,790,000	11,813,458
Banco de Sabadell SA, 6.50%, to 5/18/22 to 5/18/22 (Spain)[a,c,d,f]		7,000,000	6,502,169
Banco Santander SA, 7.50% to 2/8/24 (Spain)[a,c,d,f]		19,000,000	19,845,690
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[a,c,e]		56,838,000	60,740,495
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[a,c,d,f]		20,800,000	24,567,960
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[a,c]		39,525,000	39,549,703
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[a,c,f]		28,400,000	34,891,337
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[a,c,d,f]		41,172,000	41,964,149
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,c,f]		24,990,000	25,909,023
BNP Paribas SA, 4.50% to 2/25/30, 144A (France)[a,c,e,f]		35,300,000	30,953,688
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,c,e,f]		37,304,000	38,189,970
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)[a,c,e,f]		6,400,000	6,513,984
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[a,c,e,f]		20,300,000	22,054,631
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)[a,c,e]		33,771,000	36,509,233
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,c,e,f]		57,792,000	63,394,645
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)[a,c,e,f]		47,000,000	47,734,375
Commerzbank AG, 6.125% to 10/9/25 (Germany)[a,c,d,f]		35,600,000	38,183,259
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,c,e,f]		36,200,000	37,356,409
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,c,e,f]		52,030,000	56,642,720

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

	Principal Amount	Value

Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,c,e,f]	$49,300,000	$56,479,313
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,c,e,f]	50,300,000	51,121,651
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[a,c,d,f]	78,943,000	81,385,496
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,c,e,f]	30,200,000	31,051,489
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,c,e,f]	25,024,000	27,023,918
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,c,e,f]	98,601,000	102,506,093
Deutsche Pfandbriefbank AG, 5.75% to 4/28/23, Series 3529 (Germany)[a,c,d,f]	7,800,000	7,698,775
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[a,c,d,f]	24,040,000	24,761,200
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,c,e]	36,641,000	57,922,642
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,c,f]	47,634,000	48,934,282
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,c,f]	33,237,000	34,136,559
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)[a,c,f]	58,858,000	59,730,237
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[a,c,f]	32,800,000	32,581,388
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,c,f]	35,521,000	36,439,218
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[a,c,d,f]	27,900,000	28,920,024
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,c,e,f]	35,200,000	35,170,864
Itau Unibanco Holding SA, 4.50% to 11/21/24, due 11/21/29, 144A (Brazil)[c,e,f]	19,400,000	18,423,016
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,c,f]	42,961,000	44,658,819
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[a,c,f]	17,085,000	17,736,775
Nationwide Building Society, 10.25% (United Kingdom)[a,d]	14,891,000	28,876,514
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,c,e,f]	20,600,000	22,005,641

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

	Principal Amount	Value

Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)[a,c]	$37,970,000	$55,007,898
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,c,f]	39,200,000	43,358,336
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[a,c,f]	51,709,000	53,879,227
Skandinaviska Enskilda Banken AB, 5.125% to 5/13/25 (Sweden)[a,c,d,f]	7,400,000	7,202,916
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,c,e,f]	62,971,000	62,707,466
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[a,c,e,f]	62,200,000	62,879,224
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,c,e,f]	38,000,000	39,911,970
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,c,e,f]	28,867,000	32,200,616
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[a,c,e,f]	44,126,000	45,736,378
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,c,e,f]	48,666,000	50,818,984
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)[a,d]	28,692,025	34,399,639
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)[a,c,d,f]	20,200,000	21,322,716
UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)[a,c,d,f]	9,200,000	10,161,538
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)[a,c,e,f]	51,200,000	53,219,584
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (Switzerland)[a,c,d,f]	7,276,000	7,382,848
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (Switzerland)[a,c,d,f]	57,850,000	60,959,437
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland)[a,c,d,f]	26,700,000	27,290,978
UniCredit SpA, 7.50% to 6/3/26 (Italy)[a,c,d,f]	30,700,000	36,190,140
UniCredit SpA, 8.00% to 6/3/24 (Italy)[a,c,d,f]	17,200,000	17,318,250

		2,296,958,083

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value

ELECTRIC	2.4%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Aa,c		$14,724,000	$14,277,372
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50[c]		52,310,000	53,440,189
Dominion Energy, Inc., 4.65% to 12/15/24, Series Ba,c		21,970,000	21,532,406
Duke Energy Corp., 4.875% to 9/16/24[a,c]		33,389,000	33,396,225
Sempra Energy, 4.875% to 10/15/25[a,c]		72,490,000	72,671,225
Southern California Edison Co., 6.25% to 2/1/22, Series Ea,c		14,991,000	14,751,381

			210,068,798

ELECTRIC—FOREIGN	0.4%
Electricite de France SA, 5.00% to 1/22/26, Series EMTN (France)[a,c,d]		18,300,000	21,998,155
Electricite de France SA, 5.625% to 1/22/24, 144A (France)[a,c,e]		11,622,000	12,022,320

			34,020,475

FINANCIAL	1.6%
CREDIT CARD	0.1%
Discover Financial Services, 6.125% to 6/23/25, Series Da,c		10,390,000	10,682,998

DIVERSIFIED FINANCIAL SERVICES	0.2%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Ac,e		14,562,000	13,103,510

INVESTMENT BANKER/BROKER	1.3%
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Ga,c		106,109,000	113,623,639

TOTAL FINANCIAL			137,410,147

FOOD	0.2%
Land O’ Lakes, Inc., 7.00%, 144Aa,e		4,075,000	3,682,150
Land O’ Lakes, Inc., 7.25%, 144Aa,e		15,285,000	13,974,999

			17,657,149

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.3%
General Electric Co., 5.00% to 1/21/21, Series Da,c		27,009,000	21,246,505

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value

INSURANCE	17.4%
LIFE/HEALTH INSURANCE	4.9%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[e]		$65,880,000	$83,573,062
MetLife, Inc., 5.875% to 3/15/28, Series Da,c		18,525,000	19,582,799
MetLife, Inc., 6.40%, due 12/15/66		3,675,000	4,346,981
MetLife, Inc., 9.25%, due 4/8/68, 144Ae		71,512,000	99,299,060
MetLife, Inc., 10.75%, due 8/1/69		13,758,000	21,255,524
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[c]		33,040,000	33,751,799
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[c]		97,568,000	103,978,218
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[c]		11,500,000	12,260,150
SBL Holdings, Inc., 7.00% to 5/13/25, 144Aa,c,e		19,570,000	15,435,838
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[c]		40,061,000	40,431,364

			433,914,795

LIFE/HEALTH INSURANCE—FOREIGN	5.4%
Achmea BV, 4.625% to 3/24/29 (Netherlands)[a,c,d,f]		39,200,000	42,968,780
Aegon NV, 5.625% to 4/15/29 (Netherlands)[a,c,d,f]		9,000,000	10,951,812
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)[a,c,e]		26,400,000	29,124,348
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (Japan)[a,c,e]		44,533,000	47,129,719
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[a,c,d]		21,419,000	23,935,733
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)[a,c,e]		24,000,000	23,878,713
Legal & General Group PLC, 3.75% to 11/26/29, due 11/26/49, Series EMTN (United Kingdom)[c,d]		22,600,000	27,550,069
Legal & General Group PLC, 5.625% to 3/24/31 (United Kingdom)[a,c,d,f]		36,900,000	45,243,864
M&G PLC, 5.625% to 10/20/31, due 10/20/51 (United Kingdom)[c,d]		18,900,000	25,360,299
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)[c,e]		31,475,000	35,635,748
Nippon Life Insurance Co., 3.40% to 1/23/30, due 1/23/50, 144A (Japan)[c,e]		21,400,000	22,203,211

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value

Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)[c,e]		$21,300,000	$23,573,669
Nippon Life Insurance Co., 5.00% to 10/18/22, due 10/18/42, 144A (Japan)[c,e]		24,280,000	25,778,076
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)[c,e]		32,655,000	36,369,062
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[a,c,d,f]		11,700,000	11,345,607
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)[c,e]		39,550,000	44,751,418

			475,800,128

MULTI-LINE	1.1%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9[c]		22,168,000	22,914,385
American International Group, Inc., 8.175% to 5/15/38, due 5/15/68[c]		45,614,000	58,309,260
Hartford Financial Services Group, Inc./The, 2.517% (3 Month US LIBOR + 2.125%), due 2/12/67, 144A, Series ICON (FRN)[b,e]		13,800,000	10,650,081

			91,873,726

MULTI-LINE—FOREIGN	1.0%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,c,e]		41,952,000	53,965,584
AXA SA, 8.60%, due 12/15/30 (France)		18,772,000	27,285,394
CNP Assurances, 2.50% to 12/30/30, due 6/30/51, Series EMTN (France)[c,d]		5,300,000	5,915,519

			87,166,497

PROPERTY CASUALTY	1.1%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[c]		37,900,000	38,950,744
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144Ac,e		31,300,000	34,023,008
Markel Corp., 6.00% to 6/1/25[a,c]		22,940,000	23,398,800

			96,372,552

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value

PROPERTY CASUALTY—FOREIGN	3.5%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (Japan)[a,c,e]		$53,650,000	$61,472,975
Mitsui Sumitomo Insurance Co., Ltd., 7.00% to 3/15/22, due 3/15/72, 144A (Japan)[c,e]		9,500,000	10,300,327
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[a,c,e]		27,900,000	28,876,500
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[c,d]		48,075,000	51,334,944
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[c,d]		38,158,000	42,173,939
Sompo Japan Nipponkoa Insurance, Inc., 5.325% to 3/28/23, due 3/28/73, 144A (Japan)[c,e]		35,040,000	37,766,287
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)[c,e]		32,000,000	36,008,000
VIVAT NV, 6.25% to 11/16/22 (Netherlands)[a,c,d]		38,647,000	38,598,691

			306,531,663

REINSURANCE	0.4%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[c]		40,285,000	37,882,745

TOTAL INSURANCE			1,529,542,106

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.9%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[c]		68,152,000	79,939,575

MATERIAL—METALS & MINING—FOREIGN	0.8%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)[c,e]		61,367,000	70,832,553

OIL & GAS—FOREIGN	1.5%
BP Capital Markets PLC, 4.25% to 3/22/27 (United Kingdom)[a,c,d]		11,600,000	14,508,175
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[a,c]		30,770,000	31,308,475
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[a,c]		86,345,000	89,367,075

			135,183,725

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value

PIPELINES	0.2%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series Ga,c		$17,185,000	$14,714,656
Enterprise Products Operating LLC, 5.25% to 8/16/27, due 8/16/77, Series Ec		5,240,000	4,908,544

			19,623,200

PIPELINES—FOREIGN	3.4%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[c]		69,545,000	68,752,592
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[c]		47,393,000	46,764,806
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[c]		88,920,000	88,852,865
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[c]		9,857,000	9,669,922
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[c]		80,634,000	85,338,317

			299,378,502

UTILITIES	2.5%
ELECTRIC UTILITIES	0.5%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[c]		36,043,000	39,383,730

ELECTRIC UTILITIES—FOREIGN	2.0%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[c]		115,753,000	125,390,016
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[c,e]		43,941,000	50,069,012

			175,459,028

TOTAL UTILITIES			214,842,758

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$6,597,358,462)			6,653,412,777

CORPORATE BONDS	1.0%
BANKS—FOREIGN	0.1%
UniCredit SpA, 5.459%, due 6/30/35, 144A to 6/30/30 (Italy)[c,e]		12,000,000	12,117,913

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.3%
General Electric Co., 5.875%, due 1/14/38, Series MTN		$20,600,000	$23,072,117

INSURANCE—LIFE/HEALTH INSURANCE	0.5%
Brighthouse Financial, Inc., 4.70%, due 6/22/47		47,242,000	43,289,717

REAL ESTATE—REGIONAL MALL	0.1%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144Ae		7,480,000	6,338,103

TOTAL CORPORATE BONDS (Identified cost—$80,917,485)			84,817,850

		Shares
SHORT-TERM INVESTMENTS	2.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.11%[g]		180,385,612	180,385,612

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$180,385,612)			180,385,612

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$8,646,613,135)	98.6%		8,654,772,268
OTHER ASSETS IN EXCESS OF LIABILITIES	1.4		125,346,801

NET ASSETS	100.0%		$8,780,119,069

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	36,129,419	USD	41,119,181	7/2/20	$527,794
Brown Brothers Harriman	EUR	227,804,524	USD	253,509,986	7/2/20	(2,428,297)
Brown Brothers Harriman	GBP	8,362,765	USD	10,542,060	7/2/20	179,753
Brown Brothers Harriman	GBP	50,931,448	USD	62,968,026	7/2/20	(141,160)
Brown Brothers Harriman	GBP	107,421,449	USD	132,799,766	7/2/20	(306,211)
Brown Brothers Harriman	USD	296,637,998	EUR	263,933,943	7/2/20	(108,327)
Brown Brothers Harriman	USD	180,285,731	GBP	145,736,079	7/2/20	295,926
Brown Brothers Harriman	USD	11,287,137	GBP	8,968,252	7/2/20	(174,571)
Brown Brothers Harriman	USD	15,094,880	GBP	12,011,331	7/2/20	(211,633)
Brown Brothers Harriman	EUR	265,310,672	USD	298,377,668	8/4/20	87,760
Brown Brothers Harriman	GBP	142,272,506	USD	176,025,235	8/4/20	(302,599)

						$(2,581,565)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[b]	Variable rate. Rate shown is in effect at June 30, 2020.
[c]	Security converts to floating rate after the indicated fixed-rate coupon period.
[d]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $910,216,071 which represents 10.4% of the net assets of the Fund, of which 0.0% are illiquid.

[e]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $2,203,571,764 which represents 25.1% of the net assets of the Fund, of which 0.0% are illiquid.

[f]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $2,094,462,022 or 23.9% of the net assets of the Fund.

[g]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Country Summary	% of Net Assets
United States	49.1
United Kingdom	11.2
France	8.1
Canada	6.1
Switzerland	5.6
Other	5.1
Japan	4.5
Netherlands	2.9
Australia	2.4
Italy	1.9
Spain	1.0
Bermuda	0.8
Hong Kong	0.7
Germany	0.6

100%

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$8,646,613,135)	$8,654,772,268
Cash	12,288,171
Foreign currency, at value (Identified cost—$947,583)	944,245
Receivable for:
Dividends and interest	88,497,518
Investment securities sold	79,294,349
Fund shares sold	25,157,245
Unrealized appreciation on forward foreign currency exchange contracts	1,091,233
Other assets	76,731

Total Assets	8,862,121,760

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	3,672,798
Payable for:
Investment securities purchased	39,867,807
Fund shares redeemed	20,261,629
Dividends declared	11,269,835
Investment advisory fees	5,001,239
Shareholder servicing fees	841,388
Administration fees	357,914
Distribution fees	38,188
Directors’ fees	1,035
Other liabilities	690,858

Total Liabilities	82,002,691

NET ASSETS	$8,780,119,069

NET ASSETS consist of:
Paid-in capital	$8,856,137,628
Total distributable earnings/(accumulated loss)	(76,018,559)

$8,780,119,069

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2020 (Unaudited)

CLASS A SHARES:
NET ASSETS	$832,566,439
Shares issued and outstanding ($0.001 par value common stock outstanding)	62,342,329

Net asset value and redemption price per share	$13.35

Maximum offering price per share ($13.35 ÷ 0.9625)[a]	$13.87

CLASS C SHARES:
NET ASSETS	$651,987,983
Shares issued and outstanding ($0.001 par value common stock outstanding)	49,126,989

Net asset value and offering price per share[b]	$13.27

CLASS F SHARES:
NET ASSETS	$1,259,948,881
Shares issued and outstanding ($0.001 par value common stock outstanding)	94,140,194

Net asset value, offering and redemption price per share	$13.38

CLASS I SHARES:
NET ASSETS	$6,009,184,904
Shares issued and outstanding ($0.001 par value common stock outstanding)	448,896,601

Net asset value, offering and redemption price per share	$13.39

CLASS R SHARES:
NET ASSETS	$2,254,862
Shares issued and outstanding ($0.001 par value common stock outstanding)	168,633

Net asset value, offering and redemption price per share	$13.37

CLASS Z SHARES:
NET ASSETS	$24,176,000
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,805,807

Net asset value, offering and redemption price per share	$13.39

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Interest income	$167,687,214
Dividend income	50,548,573

Total Investment Income	218,235,787

Expenses:
Investment advisory fees	29,435,103
Distribution fees—Class A	1,039,491
Distribution fees—Class C	2,465,118
Distribution fees—Class R	6,134
Shareholder servicing fees—Class A	415,797
Shareholder servicing fees—Class C	821,706
Shareholder servicing fees—Class I	1,744,340
Administration fees	2,399,820
Transfer agent fees and expenses	530,490
Directors’ fees and expenses	194,017
Shareholder reporting expenses	187,939
Registration and filing fees	182,897
Custodian fees and expenses	97,551
Professional fees	42,615
Miscellaneous	125,369

Total Expenses	39,688,387

Net Investment Income (Loss)	178,547,400

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(64,896,770)
Written option contracts	548,460
Forward foreign currency exchange contracts	10,403,544
Foreign currency transactions	47,319

Net realized gain (loss)	(53,897,447)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(467,648,329)
Forward foreign currency exchange contracts	6,366,611
Foreign currency translations	(53,363)

Net change in unrealized appreciation (depreciation)	(461,335,081)

Net Realized and Unrealized Gain (Loss)	(515,232,528)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(336,685,128)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31, 2019
Change in Net Assets:
From Operations:
Net investment income (loss)	$178,547,400	$340,037,252
Net realized gain (loss)	(53,897,447)	104,775,093
Net change in unrealized appreciation (depreciation)	(461,335,081)	747,713,012

Net increase (decrease) in net assets resulting from operations	(336,685,128)	1,192,525,357

Distributions to Shareholders:
Class A	(22,038,067)	(36,964,196)
Class C	(15,383,622)	(28,255,938)
Class F	(33,963,416)	(40,044,773)
Class I	(161,148,865)	(273,261,943)
Class R	(61,711)	(120,714)
Class Z	(534,448)	(262,494)
Tax Return of Capital to Shareholders:
Class A	—	(3,076,029)
Class C	—	(2,739,321)
Class F	—	(3,089,091)
Class I	—	(21,249,823)
Class R	—	(10,411)
Class Z	—	(20,018)

Total distributions	(233,130,129)	(409,094,751)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	467,497,336	2,382,049,551

Total increase (decrease) in net assets	(102,317,921)	3,165,480,157
Net Assets:
Beginning of period	8,882,436,990	5,716,956,833

End of period	$8,780,119,069	$8,882,436,990

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.26	$12.75	$14.14	$13.41	$13.57	$13.56

Income (loss) from investment operations:

Net investment income (loss)[a]	0.27	0.59	0.59	0.60	0.62	0.65
Net realized and unrealized gain (loss)	(0.82)	1.63	(1.27)	0.86	(0.05)	0.12

Total from investment operations	(0.55)	2.22	(0.68)	1.46	0.57	0.77

Less dividends and distributions to shareholders from:

Net investment income	(0.36)	(0.60)	(0.65)	(0.65)	(0.62)	(0.64)
Net realized gain	—	(0.06)	(0.04)	(0.08)	(0.10)	(0.06)
Tax return of capital	—	(0.05)	(0.02)	—	(0.01)	(0.06)

Total dividends and distributions to shareholders	(0.36)	(0.71)	(0.71)	(0.73)	(0.73)	(0.76)

Net increase (decrease) in net asset value	(0.91)	1.51	(1.39)	0.73	(0.16)	0.01

Net asset value, end of period	$13.35	$14.26	$12.75	$14.14	$13.41	$13.57

Total return[b,c]	–3.86%[d]	17.75%	–4.96%	11.04%	4.23%	5.78%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$832.6	$888.8	$661.8	$981.8	$926.0	$779.4

Ratios to average daily net assets:

Expenses (before expense reduction)	1.14%[e]	1.14%	1.15%	1.16%	1.18%	1.19%

Expenses (net of expense reduction)	1.14%[e]	1.14%	1.15%	1.16%	1.18%	1.17%

Net investment income (loss) (before expense reduction)	4.03%[e]	4.29%	4.31%	4.24%	4.56%	4.75%

Net investment income (loss) (net of expense reduction)	4.03%[e]	4.29%	4.31%	4.24%	4.56%	4.77%

Portfolio turnover rate	33%[d]	47%	51%	36%	51%	46%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.17	$12.68	$14.06	$13.34	$13.50	$13.49

Income (loss) from investment operations:

Net investment income (loss)[a]	0.23	0.50	0.50	0.50	0.53	0.56
Net realized and unrealized gain (loss)	(0.82)	1.61	(1.26)	0.85	(0.05)	0.12

Total from investment operations	(0.59)	2.11	(0.76)	1.35	0.48	0.68

Less dividends and distributions to shareholders from:

Net investment income	(0.31)	(0.51)	(0.56)	(0.55)	(0.53)	(0.55)
Net realized gain	—	(0.06)	(0.04)	(0.08)	(0.10)	(0.06)
Tax return of capital	—	(0.05)	(0.02)	—	(0.01)	(0.06)

Total dividends and distributions to shareholders	(0.31)	(0.62)	(0.62)	(0.63)	(0.64)	(0.67)

Net increase (decrease) in net asset value	(0.90)	1.49	(1.38)	0.72	(0.16)	0.01

Net asset value, end of period	$13.27	$14.17	$12.68	$14.06	$13.34	$13.50

Total return[b,c]	–4.13%[d]	16.93%	–5.54%	10.30%	3.60%	5.09%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$652.0	$702.7	$650.9	$838.1	$857.0	$683.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.79%[e]	1.79%	1.80%	1.81%	1.83%	1.84%

Expenses (net of expense reduction)	1.79%[e]	1.79%	1.80%	1.81%	1.83%	1.82%

Net investment income (loss) (before expense reduction)	3.38%[e]	3.64%	3.68%	3.59%	3.91%	4.08%

Net investment income (loss) (net of expense reduction)	3.38%[e]	3.64%	3.68%	3.59%	3.91%	4.10%

Portfolio turnover rate	33%[d]	47%	51%	36%	51%	46%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class F
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,		For the Period April 3, 2017[a] through December 31, 2017
Per Share Operating Data:		2019	2018
Net asset value, beginning of period	$14.28	$12.77	$14.16	$13.82

Income (loss) from investment operations:

Net investment income (loss)[b]	0.30	0.64	0.64	0.53
Net realized and unrealized gain (loss)	(0.82)	1.63	(1.27)	0.40

Total from investment operations	(0.52)	2.27	(0.63)	0.93

Less dividends and distributions to shareholders from:

Net investment income	(0.38)	(0.65)	(0.70)	(0.51)
Net realized gain	—	(0.06)	(0.04)	(0.08)
Tax return of capital	—	(0.05)	(0.02)	—

Total dividends and distributions to shareholders	(0.38)	(0.76)	(0.76)	(0.59)

Net increase (decrease) in net asset value	(0.90)	1.51	(1.39)	0.34

Net asset value, end of period	$13.38	$14.28	$12.77	$14.16

Total investment return[c]	–3.62%[d]	18.12%	–4.62%	6.79%[d]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$1,259.9	$888.2	$560.0	$616.5

Ratios to average daily net assets:

Expenses (before expense reduction)	0.79%[e]	0.79%	0.80%	0.81%[e]

Expenses (net of expense reduction)	0.79%[e]	0.79%	0.80%	0.81%[e]

Net investment income (loss) (before expense reduction)	4.46%[e]	4.64%	4.71%	5.20%[e]

Net investment income (loss) (net of expense reduction)	4.46%[e]	4.64%	4.71%	5.20%[e]

Portfolio turnover rate	33%[d]	47%	51%	36%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.29	$12.78	$14.17	$13.44	$13.60	$13.58

Income (loss) from investment operations:

Net investment income (loss)[a]	0.29	0.63	0.63	0.64	0.67	0.70
Net realized and unrealized gain (loss)	(0.81)	1.63	(1.27)	0.86	(0.06)	0.12

Total from investment operations	(0.52)	2.26	(0.64)	1.50	0.61	0.82

Less dividends and distributions to shareholders from:

Net investment income	(0.38)	(0.64)	(0.69)	(0.69)	(0.66)	(0.68)
Net realized gain	—	(0.06)	(0.04)	(0.08)	(0.10)	(0.06)
Tax return of capital	—	(0.05)	(0.02)	—	(0.01)	(0.06)

Total dividends and distributions to shareholders	(0.38)	(0.75)	(0.75)	(0.77)	(0.77)	(0.80)

Net increase (decrease) in net asset value	(0.90)	1.51	(1.39)	0.73	(0.16)	0.02

Net asset value, end of period	$13.39	$14.29	$12.78	$14.17	$13.44	$13.60

Total return[b]	–3.64%[c]	18.05%	–4.66%	11.37%	4.58%	6.20%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$6,009.2	$6,389.4	$3,840.0	$5,466.7	$4,525.8	$3,228.7

Ratios to average daily net assets:

Expenses (before expense reduction)	0.85%[d]	0.85%	0.86%	0.87%	0.88%	0.88%

Expenses (net of expense reduction)	0.85%[d]	0.85%	0.85%	0.85%	0.85%	0.83%

Net investment income (loss) (before expense reduction)	4.32%[d]	4.59%	4.61%	4.53%	4.86%	5.07%

Net investment income (loss) (net of expense reduction)	4.32%[d]	4.60%	4.62%	4.55%	4.89%	5.12%

Portfolio turnover rate	33%[c]	47%	51%	36%	51%	46%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.27	$12.77	$14.15	$13.42	$13.60	$13.58

Income (loss) from investment operations:

Net investment income (loss)[a]	0.26	0.57	0.57	0.57	0.62	0.64
Net realized and unrealized gain (loss)	(0.82)	1.62	(1.26)	0.86	(0.08)	0.12

Total from investment operations	(0.56)	2.19	(0.69)	1.43	0.54	0.76

Less dividends and distributions to shareholders from:

Net investment income	(0.34)	(0.58)	(0.63)	(0.62)	(0.61)	(0.62)
Net realized gain	—	(0.06)	(0.04)	(0.08)	(0.10)	(0.06)
Tax return of capital	—	(0.05)	(0.02)	—	(0.01)	(0.06)

Total dividends and distributions to shareholders	(0.34)	(0.69)	(0.69)	(0.70)	(0.72)	(0.74)

Net increase (decrease) in net asset value	(0.90)	1.50	(1.38)	0.73	(0.18)	0.02

Net asset value, end of period	$13.37	$14.27	$12.77	$14.15	$13.42	$13.60

Total return[b]	–3.87%[c]	17.46%	–5.03%	10.86%	4.00%	5.67%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$2,254.9	$2,772.0	$2,320.8	$2,428.5	$4,094.7	$204.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.29%[d]	1.29%	1.30%	1.31%	1.33%	1.34%

Expenses (net of expense reduction)	1.29%[d]	1.29%	1.30%	1.31%	1.33%	1.33%

Net investment income (loss) (before expense reduction)	3.86%[d]	4.15%	4.22%	4.09%	4.49%	4.73%

Net investment income (loss) (net of expense reduction)	3.86%[d]	4.15%	4.22%	4.09%	4.49%	4.74%

Portfolio turnover rate	33%[c]	47%	51%	36%	51%	46%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.29	$12.78	$14.16	$13.43	$13.59	$13.58

Income (loss) from investment operations:

Net investment income (loss)[a]	0.30	0.65	0.64	0.66	0.69	0.71
Net realized and unrealized gain (loss)	(0.82)	1.62	(1.26)	0.84	(0.08)	0.10

Total from investment operations	(0.52)	2.27	(0.62)	1.50	0.61	0.81

Less dividends and distributions to shareholders from:

Net investment income	(0.38)	(0.65)	(0.70)	(0.69)	(0.66)	(0.68)
Net realized gain	—	(0.06)	(0.04)	(0.08)	(0.10)	(0.06)
Tax return of capital	—	(0.05)	(0.02)	—	(0.01)	(0.06)

Total dividends and distributions to shareholders	(0.38)	(0.76)	(0.76)	(0.77)	(0.77)	(0.80)

Net increase (decrease) in net asset value	(0.90)	1.51	(1.38)	0.73	(0.16)	0.01

Net asset value, end of period	$13.39	$14.29	$12.78	$14.16	$13.43	$13.59

Total return[b]	–3.62%[c]	18.11%	–4.55%	11.41%	4.59%	6.13%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$24,176.0	$10,582.9	$1,934.2	$862.2	$141.6	$32.4

Ratios to average daily net assets:

Expenses (before expense reduction)	0.79%[d]	0.79%	0.80%	0.81%	0.83%	0.84%

Expenses (net of expense reduction)	0.79%[d]	0.79%	0.80%	0.81%	0.83%	0.83%

Net investment income (loss) (before expense reduction)	4.55%[d]	4.67%	4.76%	4.70%	5.07%	5.20%

Net investment income (loss) (net of expense reduction)	4.55%[d]	4.67%	4.76%	4.70%	5.07%	5.21%

Portfolio turnover rate	33%[c]	47%	51%	36%	51%	46%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 22, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return through high current income and capital appreciation. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—
$25 Par Value:
Electric	$182,518,991	$173,384,330	$9,134,661	$—
Other Industries	1,553,637,038	1,553,637,038	—	—
Preferred Securities—
Capital Securities	6,653,412,777	—	6,653,412,777	—
Corporate Bonds	84,817,850	—	84,817,850	—
Short-Term Investments	180,385,612	—	180,385,612	—

Total Investments in Securities[a]	$8,654,772,268	$1,727,021,368	$6,927,750,900	$—

Forward Foreign Currency Exchange Contracts	$1,091,233	$—	$1,091,233	$—

Total Derivative Assets[a]	$1,091,233	$—	$1,091,233	$—

Forward Foreign Currency Exchange Contracts	$(3,672,798)	$—	$(3,672,798)	$—

Total Derivative Liabilities[a]	$(3,672,798)	$—	$(3,672,798)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At June 30, 2020, the Fund did not have any option contracts outstanding.

Interest Rate Swaptions: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2020, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2020, the Fund’s fiscal year end.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2020, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund up to $8.5 billion and 0.65% of such assets in excess of $8.5 billion.

For the six months ended June 30, 2020, and through June 30, 2022, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended June 30, 2020, fees waived and/or expenses reimbursed totaled $0.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the six months ended June 30, 2020, the Fund incurred $2,107,057 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 3.75% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2020, the Fund has been advised that the distributor received $116,544, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $61,897 and $51,663 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $33,115 for the six months ended June 30, 2020.

Related Party Transactions: The Funds are permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Fund’s Board of Directors. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price as prescribed in the procedures. Pursuant to these procedures, for the six months ended June 30, 2020, the Fund engaged in such transactions through purchases of $1,921,780 and sales of $10,657,917.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2020, totaled $3,265,802,369 and $2,715,152,896, respectively.

Note 4. Derivative Instruments

The following tables present the value of derivatives held at June 30, 2020 and the effect of derivatives held during the six months ended June 30, 2020, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$1,091,233	Unrealized depreciation	$3,672,798

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$10,403,544	$6,366,611
Interest Rate Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	(2,323,338)	—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	548,460	—

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2020:

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$304,700,000	$304,700,000	$493,534,412

[a]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
[b]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents three months for both purchased and written option contracts.

Note 5. Income Tax Information

As of June 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$8,646,613,135

Gross unrealized appreciation on investments	$188,967,208
Gross unrealized depreciation on investments	(183,389,640)

Net unrealized appreciation (depreciation) on investments	$5,577,568

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 2.2 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 1.2 billion of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, as noted in the Fund’s prospectus, effective March 15, 2019, Class C shares automatically convert to Class A shares on a monthly basis approximately ten years after the original date of purchase. As described in a supplement dated August 13, 2020 to the Fund’s prospectus and statement of additional information, effective September 15, 2020, with the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A:
Sold	12,385,964	$166,462,404	22,988,835	$316,935,470
Issued as reinvestment of dividends and distributions	1,339,873	17,914,182	2,308,673	31,821,109
Redeemed	(13,733,969)	(178,279,351)	(14,842,328)	(204,133,088)

Net increase (decrease)	(8,132)	$6,097,235	10,455,180	$144,623,491

Class C:
Sold	4,263,276	$57,305,148	7,591,658	$104,130,543
Issued as reinvestment of dividends and distributions	751,084	9,976,311	1,477,449	20,202,214
Redeemed	(5,477,786)	(71,537,917)	(10,816,164)	(147,589,208)

Net increase (decrease)	(463,426)	$(4,256,458)	(1,747,057)	$(23,256,451)

Class F:
Sold	52,919,647	$717,136,273	29,030,799	$395,176,497
Issued as reinvestment of dividends and distributions	1,835,876	24,531,990	3,010,215	41,593,414
Redeemed	(22,802,172)	(293,079,750)	(13,695,789)	(188,039,081)

Net increase (decrease)	31,953,351	$448,588,513	18,345,225	$248,730,830

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I:
Sold	168,707,690	$2,233,230,346	225,414,536	$3,083,752,438
Issued as reinvestment of dividends and distributions	8,435,369	113,142,674	14,067,305	194,574,891
Redeemed	(175,390,380)	(2,344,006,471)	(92,815,048)	(1,274,763,342)

Net increase (decrease)	1,752,679	$2,366,549	146,666,793	$2,003,563,987

Class R:
Sold	17,786	$242,484	43,940	$600,766
Issued as reinvestment of dividends and distributions	4,600	61,711	9,520	131,125
Redeemed	(47,975)	(636,652)	(41,035)	(565,070)

Net increase (decrease)	(25,589)	$(332,457)	12,425	$166,821

Class Z:
Sold	1,790,399	$24,338,634	936,954	$13,102,945
Issued as reinvestment of dividends and distributions	32,975	440,028	17,333	242,203
Redeemed	(758,170)	(9,744,708)	(365,071)	(5,124,275)

Net increase (decrease)	1,065,204	$15,033,954	589,216	$8,220,873

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities,

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies.

Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or, particularly in the event of a “second wave” of infections, may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. There are numerous potential vaccines in development, but the scalability and effectiveness of such vaccines are unknown. Even if an effective vaccine were to become readily available, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period. During this period, the UK will no longer be considered a member state of the EU, but will remain subject to EU law, regulations and maintain access to the EU single market while the UK and EU negotiate and agree on the nature of their future relationship. The transition period is expected to end December 31, 2020, subject to extension. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability. In addition, if the UK and the EU are unable to agree on trade and/or other agreements by the end of the transition period, or a related extension, the economic impact resulting from Brexit may be more negative.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. There is no assurance that the rule will be adopted. The proposed rule would, among other things, limit the ability of the Fund to enter into derivative transactions and certain other transactions, which may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017 the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. It is likely that panel banks will cease reporting LIBOR as soon as they are able to, effectively phasing it out as of 2022; however, the LIBOR transition might be extended. The official sector appears resistant to adjusting deadlines but there may be more pressing demands on regulators and companies stemming from COVID-19. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 and could extend into 2022 or beyond.

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2020 through the date that the financial statements were issued, and had determined that no additional disclosure in the financial statements is required.

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OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 2, 2020 and at meetings of the full Board of Directors held on March 17, 2020 and June 9, 2020. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 8, 2020. At the meeting of the full Board of Directors on June 9, 2020, the Advisory Agreement was unanimously continued for a term ending June 30, 2021 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In

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addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Advisor about, and discussed with the Investment Advisor, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and relevant linked blended benchmark during the period. The Board of Directors noted that the Fund outperformed the Peer Group median for the one-, three- and five-year periods ended March 31, 2020, ranking three out of six, two out of six and one out of five peers, respectively. The Board of Directors considered that the Fund underperformed the relevant benchmark and the linked blended benchmark for the one-, three- and five-year periods ended March 31, 2020. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period, including the relevant implications of the continuing COVID-19 pandemic. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing other funds and products investing in preferred securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual

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management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee is lower than the Peer Group median, ranking in the second quintile. The Board of Directors also noted that the Fund’s total expense ratio is slightly higher than the Peer Group median, ranking in the third quintile. The Board of Directors considered that the Investment Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. In light of all the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor has contractually agreed to waive a portion of its fee and/or reimburse expenses to limit the overall operating expenses of the Fund. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund’s advisory fee schedule contains a 0.05% breakpoint on assets under management over $8.5 billion; however the reduced fee is not currently applicable due to the size of the Fund. The Board of Directors also considered the Fund’s asset size and that the Investment Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund, and determined that there were not at this time significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for

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institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule), the Fund has adopted and implemented a liquidity risk management program (the Program), effective June 1, 2019. The Liquidity Rule requires an open-end investment company to adopt a program that is reasonably designed to assess and manage its liquidity risk, which is the risk that an open-end fund investment company could not meet redemption requests without significant dilution of remaining investors’ interests in the open-end investment company. The Board has designated Cohen & Steers Capital Management, Inc. (the Investment Advisor) as the administrator of the Program. The Investment Advisor has delegated this responsibility to the Liquidity Risk Management Committee (the LRM Committee), which is comprised of representatives from various departments within the Investment Advisor. The Program includes policies and procedures reasonably designed to: (1) assess, manage, and periodically review the Fund’s liquidity risk; (2) classify the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid, or illiquid; (3) determine a highly liquid investment minimum (HLIM) for the Fund or determine that one is not required; (4) limit the Fund’s illiquid investments to no more than 15% of its net assets; and (5) establish how and when the Fund will engage in in-kind redemptions.

The Board met on June 9, 2020 (the Meeting) to review the Program. At the Meeting, the LRM Committee provided the Board with a report that addressed the operation of the Program, including its implementation and effectiveness in assessing and managing the Fund’s liquidity risk (the Report). The Report covered the period from June 1, 2019 through March 31, 2020 (the Reporting Period).

The Report described the LRM Committee’s role in administering the Program, which complied with the Liquidity Rule requirements for assessing, managing and reviewing the Fund’s liquidity risk through the LRM Committee’s daily monitoring and quarterly analysis of liquidity parameters which include historical net redemption activity and consideration of the Fund’s shareholder ownership concentration, as applicable. The Report noted that the Fund’s investments are categorized into one of four liquidity buckets: highly liquid, moderately liquid, less liquid and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size. The Investment Advisor has engaged a third-party vendor to assist with the classification of portfolio investments. The Report also described the LRM Committee’s determination that the Fund is a primarily highly liquid fund under the Liquidity Rule and is not required to set a HLIM.

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The Report noted that there were no liquidity events during the Reporting Period that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining shareholders’ interests. The Report concluded that the Program is operating as intended, effective in implementing the requirements of the Liquidity Rule and reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

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Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer

and Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CPXAX
Class C—CPXCX
Class F—CPXFX
Class I—CPXIX
Class R—CPRRX
Class Z—CPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

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and prospectus online.

Sign up at cohenandsteers.com

Cohen & Steers

Preferred

Securities and

Income Fund

Semiannual Report June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CPXAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: September 3, 2020